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                                                                  Exhibit 23.2








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We consent to the incorporation in this Pre-Effective Amendment No. 1 to the Registration Statement of Ohio Valley Banc Corp. on Form S-4, of our report dated January 12, 1998 on the financial statements of The Jackson Savings Bank as of September 30, 1997 and 1996. We also consent to the reference to our firm under the heading "Experts" in the prospectus, which is part of this Registration Statement.






                                           /s/ B. Lee Hubbard & Company
                                           --------------------------------
                                           B. Lee Hubbard & Company


Jackson, Ohio
October 12, 1998